Exhibit 1.01

Camtek Ltd.

Conflict Minerals Report

For the year Ended December 31, 2016

Introduction

This is the Conflict Minerals Report of Camtek Ltd. ("CAMT") (herein referred to as "Camtek", the "Company", "we" or "our") , for calendar year 2016 in accordance with Rule 13p-1 ("Rule 13p-1") under the Securities Exchange Act of 1934 (the "1934 Act").  Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 issued by the Securities and Exchange Commission on August 22, 2012 for the definition of terms used in this report.

In conducting its due diligence, Camtek implemented the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas ("The OECD Framework"), an internationally recognized due diligence framework. Prior to due diligence, we addressed the "Reasonable Country of Origin Inquiry" process and commenced the due diligence process accordingly.

Company Overview

Camtek provides automated solutions dedicated for enhancing production processes and yield in the following industries: Semiconductor Fabrication and Packaging, Printed Circuit Board (PCB) and IC Substrates. For more details, refer to Camtek website at http://www.camtek.com. Camtek has two production sites, in Israel (Migdal Haemek) and in China (Suzhou), and all of our production activities are conducted at both sites.

Camtek's products from the divisions: Semiconductor Industry and Printed Circuit Board and IC Substrate Industry are comprised of components which may contain conflict minerals that require an inquiry under Section 1502 of the Dodd-Frank Act, the SEC's final rule and OECD guidelines.

Camtek's Efforts for Meeting Conflict-Free Mineral Requirements

Camtek continued to implement and communicate its policy and methodology, that is in accordance with  Annex I, Five steps Framework for Risk-Based Due Diligence in the Mineral Supply Chain from the OECD Framework. Camtek has been addressing the following 5 OECD steps:

•	Establishing a strong company management system

Comprised of a management team from the following departments: Engineering, QA, Purchasing, R&D, Logistics, Legal and Finance.  The team is being sponsored by the Chief Financial Officer. The team passed training related the Conflict Minerals framework, policy, etc.

Camtek has adopted a Company policy which reflects an all-inclusive understanding of required rules and guidelines in addition to knowledge sharing with other companies in the industry.  This policy can be found at the website http://www.camtek.com

•	Identifying and assessing risk in the supply chain

Camtek held meetings with Management from various departments to discuss the applicable definitions of "manufacturer" and/or "contract to manufacture".  Through this process, Camtek identified products that are affected by the 3TG minerals and mapped them to their respective vendors.  Camtek evaluated approximately 10 private branded products, sourced from over approximately 188 vendors were subject to the RCOI survey process

We then sent official letters to suppliers ("Letter to Supplier") conducting a supply-chain survey using the CFSI Conflict Minerals Reporting Template to identify the smelters and refiners.

•	Designing and implementing a strategy to respond to identified risks

In situations where it was determined that a "conflict mineral" is necessary for the functionality or production of at least one of our products, we carried out a reasonable country of origin inquiry ("RCOI"). Camtek send unofficial letters for supplier including update version of the CFSI CMRT, reviewed resaved files with feedback to relevant suppliers.

We have implemented a risk management procedure designed, among other things, to identify products which may include conflict minerals, update purchasing process and include in new supplier approval FORM relevant question related to Conflict Minerals, monitor all potential risk suppliers, and engage in knowledge sharing for meeting requirements.

•	Carrying out independent third-party audits of supply chain due diligence at identified points along the supply chain

Camtek does not have a direct relationship with the smelters and refiners in our supply chain, nor do we perform direct audits of the entities that provide our supply chain the 3TG. However, we do rely upon industry (for example, EiCC and CFSI) efforts to influence smelters and refineries to get audited and certified through CFS program.

•	Reporting on supply chain due diligence

The conflict minerals report is filed with the SEC and is also available on our website http://www.camtek.com

Results for the 2016 Calendar Year

The Conflict Mineral Process, as described above, allowed Camtek to identify in-scope products and the corresponding suppliers.  These identified suppliers were surveyed through the RCOI Survey process using the Conflict Minerals Reporting Template. The survey population included approximately 10 products across 188 vendors. Camtek received survey responses from 99 of the population of suppliers surveyed.  Approximately 52% of responding suppliers indicated that their products may contain one or more of the named 3TG minerals.  However, the results from the surveys did not allow Camtek to reach a reportable conclusion as to the source of any potential conflict minerals.

The table below lists the facilities which, to the extent known, processed necessary conflict minerals in certain of our products.

Company policy

Camtek's conflict minerals policy and steps taken are available on our website http://www.camtek.com.

Future steps to be taken

1.	Include a conflict mineral clause in new or updated supplier contracts, where available.

2.	Expand supplier's list considering the OECD framework.

3.	Manage follow up table with all relevant details from supplier for evaluation and tracking inputs in the supply system.

4.	Strategize with the OECD and relevant trade associations in order to define and monitor optimal practices.

5.
Strengthen relationships with suppliers' and support organizations, such as active membership in the Electronic Industry Citizenship Coalition / Global e-Sustainability Initiative (EICC/GeSI) Conflict Free Smelter Program.

Metal (*)	Smelter Name (*)	Smelter Country (*)
Gold	Abington Reldan Metals, LLC	UNITED STATES
Gold	Aida Chemical Industries Co. Ltd.	JAPAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL
Gold	AngloGold Ashanti Mineração Ltda	BRAZIL
Gold	Asahi Refining USA Inc.	UNITED STATES
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Alpha	UNITED STATES
Gold	AURA-II	UNITED STATES
Gold	Austin Powder	UNITED STATES
Gold	Baiyin Nonferrous Group Co.,Ltd.	China
Gold	Bangalore Refinery	INDIA
Gold	Bauer Walser AG	GERMANY
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	CCR Refinery – Glencore Canada Corporation	CANADA
Gold	Argor-Heraeus SA	SWITZERLAND
Gold	Argor-Heraeus SA	SWITZERLAND
Gold	Asahi Pretec Corporation	JAPAN
Gold	Asahi Pretec Corporation	JAPAN
Gold	Cendres + Métaux SA	SWITZERLAND
Gold	Asaka Riken Co Ltd	JAPAN
Gold	Asaka Riken Co Ltd	JAPAN
Gold	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHINA
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Changsanjiao Elc.	CHINA
Gold	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Gold	Chernan Technology co., ltd	TAIWAN
Gold	Aurubis AG	GERMANY
Gold	Aurubis AG	GERMANY
Gold	Chimet SpA	ITALY
Gold	Codela	CHINA
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES
Gold	CORE PMG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	bao yu hua	CHINA
Gold	CRM	BRAZIL
Gold	Boliden AB	SWEDEN

Gold	Boliden AB	SWEDEN
Gold	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
Gold	DAEJIN INDUS CO., LTD	KOREA, REPUBLIC OF
Gold	Caridad	MEXICO
Gold	Caridad	MEXICO
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Cendres & Métaux SA	SWITZERLAND
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	DODUCO GmbH	GERMANY
Gold	Dongguan Standard Electronic Material Co., Ltd	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	Dong-Wo Co., Ltd.	CHINA
Gold	DRW	UNITED STATES
Gold	Dujinshui zhihuan fanying	CHINA
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Engelhard London	UNITED KINGDOM
Gold	F&X Electro-Materials Ltd.	CHINA
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gold	Geib Refining Corporation	UNITED STATES
Gold	Gong an ju	CHINA
Gold	Guandong Jinding Material co., Ltd.	CHINA
Gold	Chugai Mining	JAPAN
Gold	Chugai Mining	JAPAN
Gold	GuangDdong JinDing high-tech materials company	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guangdong macro jin precious metal smelting	CHINA
Gold	Gujarat Gold Centre	INDIA
Gold	Conghua Tantalum and Niobium Smeltry	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Gwo Chern industrial Co. Ltd	TAIWAN
Gold	H. DRIJFHOUT & ZOON-AMSTERDAM-MELTERS (within octagon)	NETHERLANDS
Gold	Hang Seng Technology	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Hanhua jinshu	CHINA
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	HeNan LingBao Jin Kuan	CHINA
Gold	Henan Province Sanmenxia City Gold Smelter	CHINA
Gold	Henan Yuguang Gold & Lead Co., Ltd.	China
Gold	Heraeus Ltd. Hong Kong	HONG KONG

Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL
Gold	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	HwaSeong CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF
Gold	ISLAND GOLD REFINERY	CHINA
Gold	Jin Jinyin refining company limited	CHINA
Gold	jinlong copper C0.,LTD	CHINA
Gold	Johnson Matthey Inc	UNITED STATES
Gold	Johnson Matthey Limited	CANADA
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Johnson Matthey Ltd	CANADA
Gold	Dongguan City up another metal copper processing plant（東莞市塘廈再升五金銅材加工廠）	CHINA
Gold	JSC Uralectromed	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd	JAPAN
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Dowa	JAPAN
Gold	Dowa	JAPAN
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	Kojima Chemicals Co. Ltd	JAPAN
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Metal	KOREA, REPUBLIC OF
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kosak Seiren	Japan
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	L' azurde Company For Jewelry	SAUDI ARABIA
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Exotech Inc.	UNITED STATES
Gold	LiBaoJia	CHINA
Gold	Lingbao Gold Co., Ltd.	CHINA

Gold	L'Orfebre S.A.	Andorra
Gold	Feinhütte Halsbrücke GmbH	Germany
Gold	LS-Nikko Copper Inc	KOREA, REPUBLIC OF
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Marsam Metals	BRAZIL
Gold	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Gold	Matsuda Sangyo Co. Ltd	JAPAN
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalli Preziosi S.p.A.	ITALY
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	MK electron	KOREA, REPUBLIC OF
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Morris and Watson Gold Coast	Australia
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA
Gold	Nihon Material Co. LTD	JAPAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Nihon Superior Co., Ltd.	JAPAN
Gold	NORSUN CIRCUITED ENTERPRISE CO., LTD	CHINA
Gold	Nyrstar Metal	AUSTRALIA
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohio Precious Metals LLC.	UNITED STATES
Gold	Ohio Precious Metals, LLC	UNITED STATES
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold	Pan Pacific Copper Co. LTD	JAPAN
Gold	Pease & Curren	UNITED STATES
Gold	Pogo Gold Mining	UNITED STATES
Gold	PRECIOUS METAL SALES CORP.	UNITED STATES
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Précinox S.A.	SWITZERLAND
Gold	PX Précinox SA	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Realized the enterprise co. ltd.	CHINA
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES

Gold	Rongda	CHINA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	Sai Refinery	INDIA
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samhwa non-ferrorus Metal ind.co.ltd	KOREA, REPUBLIC OF
Gold	Samwon Metal	KOREA, REPUBLIC OF
Gold	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Schloetter Co Ltd	UNITED KINGDOM
Gold	Schone Edelmetaal	NETHERLANDS
Gold	SEMPSA Joyeria Plateria SA	SPAIN
Gold	SEMPSA Joyería Platería SA	SPAIN
Gold	Shandong Hengbang Smelter Co.,ltd	CHINA
Gold	shandong huangin	CHINA
Gold	Shandong penglai gold smelter	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	CHINA
Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shenzhen fujun material technology co.,ltd	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	SHENZHEN KURIL METAL COMPANY	CHINA
Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Shi Fu Metal Industrial	JAPAN
Gold	Shindong-a	KOREA, REPUBLIC OF
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN
Gold	Sino-Platinum Metals Co.,Ltd	China
Gold	Sojitz	JAPAN
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Stender Electronic Materials Co., Ltd.	CHINA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co. Ltd.	JAPAN
Gold	Sungeel Hitech Co., Ltd.	KOREA, REPUBLIC OF
Gold	Suntain	TAIWAN
Gold	Huichang Jinshunda Tin Co. Ltd	CHINA
Gold	Super Dragon Technology Co., Ltd.	TAIWAN
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA

Gold	SuZhou ShenChuang recycling Ltd.	CHINA
Gold	Suzhou University Special Chemical Reagent Industry Co.	CHINA
Gold	Suzhou Xingrui Noble Metal Material Co. Ltd.	CHINA
Gold	T.C.A S.p.A	ITALY
Gold	Taicang City Nancang Metal Material Co.,Ltd	China
Gold	Taipeng	SWITZERLAND
Gold	TAIZHOU CHANGSANJIAO CO.,LTD	CHINA
Gold	Tai'zhou City Yangtze River Delta Electron Ltd.	CHINA
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Tokuriki Honten Co. Ltd	JAPAN
Gold	Tony Goetz NV	BELGIUM
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Japan Mint	JAPAN
Gold	Umicore Brasil Ltda	BRAZIL
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold	WAM Technologies Taiwan Co.,Ltd.	TAIWAN
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Worldtop	KOREA, REPUBLIC OF
Gold	Wuzhong Group	CHINA
Gold	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Gold	Xiamen Police Station	CHINA
Gold	Xstrata Canada Corporation	CANADA
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Yamato Denki Ind. Co., Ltd.	JAPAN
Gold	Yantai the country large Safina high-tech environmental Refinery Co. Ltd.	CHINA
Gold	Yantai Zhaojinlufu	CHINA
Gold	Yuh-Cheng Material Corporation	CHINA
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Zhaojun Maifu	CHINA
Gold	Zhaoyuan Li Fu Industrial	CHINA

Gold	ZHAOYUAN LIFUSHIYE Co., Ltd	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Co.,LTD	China
Gold	ZHONGSHAN POISON MATERIAL PROPRIETARY CO., LTD	CHINA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	King-Tan Tantalum Industry Ltd	CHINA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Materion	UNITED STATES
Gold	Materion	UNITED STATES
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	Metalor Technologies SA	SWITZERLAND
Gold	Metalor Technologies SA	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.?.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	PAMP SA	SWITZERLAND
Gold	PAMP SA	SWITZERLAND
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold	Royal Canadian Mint	CANADA
Gold	Royal Canadian Mint	CANADA
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA

Gold	Torecom	KOREA, REPUBLIC OF
Gold	Torecom	KOREA, REPUBLIC OF
Gold	United Precious Metal Refining, Inc.	UNITED STATES
Gold	United Precious Metal Refining, Inc.	UNITED STATES
Gold	Valcambi SA	SWITZERLAND
Gold	Valcambi SA	SWITZERLAND
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	Global Advanced Metals	UNITED STATES
Tantalum	Global Advanced Metals	UNITED STATES
Tantalum	H.C. Starck GmbH	GERMANY
Tantalum	Hunan Chenzhou Mining Co., Ltd.	China
Tantalum	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tantalum	AMG (Advanced Metallurgical Group)	Brazil
Tantalum	ANHUI HERRMAN IMPEX CO.	China
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum	CIF	BRAZIL
Tantalum	D Block Metals, LLC	UNITED STATES
Tantalum	Duoluoshan	CHINA
Tantalum	E.S.R. Electronics	UNITED STATES
Tantalum	F&X	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Kemet Blue Powder	UNITED STATES
Tantalum	Kemet Blue Powder	UNITED STATES
Tantalum	KEMET Blue Powder	UNITED STATES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	King-Tan Tantalum Industry Ltd	CHINA
Tantalum	H.C. Starck Group	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hi-Temp	UNITED STATES
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA
Tantalum	JiuJiang Tambre Co. Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Non-ferrous Metal Smeltery	CHINA
Tantalum	Phoenix Metal Ltd	RWANDA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)
Tantalum	QuantumClean	UNITED STATES
Tantalum	RFH	CHINA
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	Telex	UNITED STATES
Tantalum	Tranzact, Inc.	UNITED STATES
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	CHINA
Tantalum	Zhuzhou Cement Carbide	CHINA
Tantalum	Zhuzhou Cemented Carbide	CHINA
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Plansee	AUSTRIA
Tantalum	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	Taki Chemicals	JAPAN
Tantalum	Taki Chemicals	JAPAN
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Ulba	KAZAKHSTAN
Tantalum	Ulba	KAZAKHSTAN
Tin	Alpha	UNITED STATES
Tin	bao yu hua	CHINA
Tin	Cendres & Métaux SA	SWITZERLAND

Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Cooper Santa	BRAZIL
Tin	Cooper Santa	BRAZIL
Tin	Cooper Santa	BRAZIL
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	Dongguan City up another metal copper processing plant（東莞市塘廈再升五金銅材加工廠）	CHINA
Tin	Dowa	JAPAN
Tin	EM Vinto	BOLIVIA
Tin	EM Vinto	BOLIVIA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	Fenix Metals	POLAND
Tin	Gejiu Zi-Li	CHINA
Tin	Gejiu Zi-Li	CHINA
Tin	Gold Bell Group	CHINA
Tin	Gold Bell Group	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	MONGOLIA
Tin	Jiangxi Copper Company Limited	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	ACuPowder International, LLC	UNITED STATES
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Angelcast Enterprise Co., Ltd.	CHINA
Tin	Bangka Tin,Mentok,PT Timah (Persero) TBK	INDONESIA
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Brinkmann Chemie AG	GERMANY
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	Chengli Hanxi Co.Ltd	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA

Tin	China Tin Group Co., Ltd.	CHINA
Tin	Chofu Works	JAPAN
Tin	Cookson	UNITED STATES
Tin	Metalor USA Refining Corporation	UNITED STATES
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Mineração Taboca S.A.	BRAZIL
Tin	CV JusTindo	INDONESIA
Tin	CV Prima Timah Utama	INDONESIA
Tin	Minsur	PERU
Tin	Minsur	PERU
Tin	CV Tiga Sekawan	INDONESIA
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tin	Diehl Metall	GERMANY
Tin	dongrong	CHINA
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Dr. soldering tin products Co., Ltd.	CHINA
Tin	Edzell Corp	URUGUAY
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Elmet S.L.U.	SPAIN
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Excellent anti-copper materials (Suzhou) Co. , Ltd.	CHINA
Tin	Fuji Metal Mining Corp.	THAILAND
Tin	Furukawa Electric	JAPAN
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Gejiu YunXin Colored Electrolysis Ltd	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Guang Xi Hua Xi Corp	CHINA
Tin	Guang zhou hong wuxi products limited	CHINA
Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin	Guangxi Huaxi Group Co.,Ltd	CHINA
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	CHINA
Tin	Guangzhou Non-Ferrous Metals Research Institute	CHINA
Tin	GUANGZHOU TIANSHUO ELECTRONI TECHNOLOGY.CO.LTD	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Guixi Smelter	CHINA

Tin	HARADA METAL INDUSTRY CO. LTD	JAPAN
Tin	Heraeus Precious Metals	GERMANY
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China
Tin	Huayou	TAIWAN
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huiliang	CHINA
Tin	OMSA	BOLIVIA
Tin	OMSA	BOLIVIA
Tin	Hunan Xianghualing tin	China
Tin	Ishihara Pharmaceutical products	JAPAN
Tin	ISHIKAWA METAL CO.,LTD.	JAPAN
Tin	Japanese precision and chain	JAPAN
Tin	Jia Tian	CHINA
Tin	JIA WANG Technology solder product	CHINA
Tin	Jiangxi Jinshunda Tin Co. Ltd.	CHINA
Tin	JinDa Metal Co., Ltd.	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.	China
Tin	Kai Union Industry and Trade Co., Ltd.	CHINA
Tin	Keeling & Walker	UNITED KINGDOM
Tin	Kovohute Pribram Nastupnicka, A.S.	CZECH REPUBLIC
Tin	KU PING ENTERPRISE CO., LTD.	TAIWAN
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	Kunshan Shing Lee Solder manufactureing co.Ltd	CHINA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	Kunshan Xin Ding metal material Limited company	CHINA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	Kunshan xiubo	CHINA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	Kupol	RUSSIAN FEDERATION

Tin	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.(Smelter Not Listed)	CHINA
Tin	Leybold Co., Ltd.	JAPAN
Tin	Linetech	KOREA, REPUBLIC OF
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	Liuzhou China Tin	CHINA
Tin	Loose end solder co., LTD	JAPAN
Tin	Lung Fu Surface Technology Co., Ltd. Suzhou	CHINA
Tin	PT Koba Tin	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	Maanshan Dongshen electronic material factory	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	Malaysia Smelting Corp	MALAYSIA
Tin	Materials Eco-Refining CO.LTD	JAPAN
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Metallic Resources, Inc.	UNITED STATES
Tin	Metallo Chimique	BELGIUM
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	Minchali Metal Industry Co., Ltd.	TAIWAN
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	Misue Tin Smelter and Refinery	PERU
Tin	Morigin Company	JAPAN
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.	CHINA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	NINGBO CITY CHANGZHEN COPPER CO.,LTD	CHINA
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION

Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	Old City Metals Processing Co., Ltd.	CHINA
Tin	Operaciones Metalugicas SA.	INDONESIA
Tin	PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD	CHINA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Tin	Resind Indústria e Comércio Ltda.	BRAZIL
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT NATARI	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Rajwa International	INDONESIA
Tin	PT REFINED BANGKA TIN	INDONESIA
Tin	PT Refined Banka Tin	INDONESIA
Tin	PT Seirama Tin Investment	INDONESIA
Tin	PT Singkep Times Utama	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	REDSUN METAL IND. CO.,LTD.(Smelter Not Listed)	TAIWAN
Tin	Rui Da Hung	TAIWAN
Tin	Semco，	KOREA, REPUBLIC OF
Tin	Senju	JAPAN
Tin	Settu Chemical Industry	JAPAN
Tin	Shantou xi kuang	CHINA
Tin	Shapiro	UNITED STATES

Tin	Shen Zhen Anchen solder products co.,Ltd.	CHINA
Tin	shen zhen qi xiang da hua gong gong si	CHINA
Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Solnet Metal Industry Co., Ltd.？	MALAYSIA
Tin	Spectro Alloys	UNITED STATES
Tin	SPTE	CHINA
Tin	SUN SURFACE TECHNOLOGY CO.,LTD	CHINA
Tin	Sundwiger Messingwerk GmbH & Co.KG	GERMANY
Tin	Super Ligas	BRAZIL
Tin	Suzhou Co. Ltd.	CHINA
Tin	SUZHOU NUONENGDA CHEMICAL CO.,LTD	CHINA
Tin	Suzhou Xingrui Noble	CHINA
Tin	Tae Seung	CHINA
Tin	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA
Tin	Taiwan Huanliang	INDONESIA
Tin	Taiwan qinggao qiye you xian gong si	CHINA
Tin	Technic	UNITED STATES
Tin	Thaisarco	THAILAND
Tin	Three green surface technology limited company	CHINA
Tin	Tianjin Huamei Wafangdian Bearing Sales Co., Ltd.	CHINA
Tin	TIANSHUI LONG BO TECHNOLOGY CO., LTD	CHINA
Tin	TIN PLATING GEJIU	China
Tin	Tochij	JAPAN
Tin	Tong Ding Metal Materials Co., Ltd.	CHINA
Tin	TOP-TEAM TECHNOLOGY(SHEN ZHEN)LIMITED	CHINA
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Untracore Co., Ltd.	THAILAND
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	Wang Yu Manufacturing Co. Ltd.	TAIWAN
Tin	WC Heraeus Hanau	GERMANY
Tin	WELLEY	TAIWAN
Tin	Westmetall GmbH & Co.KG	GERMANY
Tin	White Solder Metalurgia	BRAZIL
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	WUJIANG CITY LUXE TIN FACTORY	CHINA
Tin	Wuxi Lantronic Electronic Co Ltd	CHINA
Tin	Xia Yi Metal Industries (shares) Ltd.	TAIWAN
Tin	Xianghualing Tin Minerals	China
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tin	XURI	CHINA
Tin	YH	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yiquan Manufacturing	CHINA
Tin	YUCHENG	CHINA
Tin	Yunnan Chengfeng	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA

Tin	Yunnan Industrial Co., Ltd.	CHINA
Tin	Yunnan Xi YE	China
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.(Smelter Not Listed)	CHINA
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTING FACTORY(Smelter Not Listed)	CHINA
Tin	Zhuhai Quanjia	China
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Yunnan Tin Company Limited	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	HC Starck GmbH	GERMANY
Tungsten	HC Starck GmbH	GERMANY
Tungsten	Japan New Metals Co Ltd	JAPAN
Tungsten	Japan New Metals Co Ltd	JAPAN
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Plansee	AUSTRIA
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Allied Material, Allied Material Corporation (A.L.M.T)	JAPAN
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	ASSAB	CHINA
Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tungsten	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	DAYU WEILIANG TUNGSTEN CO.,LTD	CHINA
Tungsten	Degutea	KOREA, REPUBLIC OF
Tungsten	FUJIAN JINXIN TUNGSTEN CO.,LTD	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co. LTD.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	GANZHOU TE JING TUNGSTEN CO,.LTD	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA

Tungsten	Global Tungsten & Powders Corp	UNITED STATES
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	Heyuan carbide co., LTD	CHINA
Tungsten	Hi-Temp Specialty Metals	UNITED STATES
Tungsten	Hunan Chenzhou Mining Group Co	CHINA
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	JIANGSU HETIAN SCI-TECH MATERIAL CO.,LTD	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	JIN ZHOU	CHINA
Tungsten	Kennametal Fallon	UNITED STATES
Tungsten	Kennametal Huntsville	UNITED STATES
Tungsten	Kennemetal Inc	UNITED STATES
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Plansee Se	AUSTRIA
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM

Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Toshiba Material Co., Ltd	CHINA
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Tungsten	Western Metal Materials Co.,ltd	CHINA
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co Ltd	CHINA
Tungsten	Xiamen Tungsten Co., Ltd	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA

This Conflict Minerals Report was not subjected to an independent private sector audit as not required by paragraph (c)(1)(iv) of the instructions to Item 1.01.